UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2024

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	TLGYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TLGY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TLGYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on June 21, 2023, TLGY Acquisition Corporation, a Cayman Islands exempted company (“TLGY”), and TLGY Sponsors LLC, a Cayman Islands limited liability company (the “Sponsor”) entered into an Agreement and Plan of Merger, as amended on August 11, 2023 (the “Merger Agreement”), with Virgo Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of TLGY (“Merger Sub”), Verde Bioresins, Inc., a Delaware corporation (“Verde”), pursuant to which, among other things, following the de-registration of TLGY as an exempted company in the Cayman Islands and the continuation and domestication of TLGY as a corporation in the State of Delaware, Merger Sub will merge with and into Verde, with Verde as the surviving corporation and as a wholly-owned subsidiary of TLGY. On March 12, 2024, TLGY received a termination notice (the “Termination Notice”) from Verde stating that Verde was exercising its right to terminate the Merger Agreement (the “Termination”) and all ancillary agreements, pursuant to Section 10.01(c) of the Merger Agreement. On March 18, 2024, TLGY responded to the Termination Notice and agreed to a termination of the Merger Agreement, but disputed the grounds for the termination of the Merger Agreement. As a result of the agreed upon termination of the Merger Agreement, the Acquiror Support Agreement entered among TLGY, Verde and the Sponsor dated June 21, 2023, the Company Support Agreement between Humanitario Capital LLC, TLGY and Verde dated June 21, 2023, and Sponsor Share Restriction Agreement entered among TLGY, Verde and the Sponsor dated June 21, 2023, automatically terminated. TLGY intends to continue evaluating other possible business combination targets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Date: March 18, 2024	By:	/s/ Jin-Goon Kim
	Name:	Jin-Goon Kim
	Title:	Chairman and Chief Executive Officer